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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 13, 2001
                                  ------------


                              TOWNE SERVICES, INC.
                   -------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        GEORGIA                    000-24695                     62-1618121
    ---------------------------------------------------------------------------
    (STATE OR OTHER               (COMMISSION                (I.R.S. EMPLOYER
    JURISDICTION OF               FILE NUMBER)              IDENTIFICATION NO.)
     INCORPORATION)


            3950 JOHNS CREEK COURT, SUITE 100, SUWANEE, GEORGIA    30024
            ---------------------------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (678) 475-5200
                                 --------------

                                       N/A
                               -------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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Item 5.  Other Events.

         On July 13, 2001, Towne Services, Inc. issued a joint press release with Private Business, Inc. announcing that they have rescheduled the date for their respective shareholder meetings to August 9, 2001. A copy of this press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference. Both companies have also attached a Supplement to their Joint Proxy Statement/Prospectus that describes certain issues with respect to a securities class action lawsuit against Towne and other recent events. A copy of this Supplement is attached as Exhibit 99.2 to this Report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits.

99.1       Press release dated July 13, 2001.

99.2       Supplement to the Joint Proxy Statement/Prospectus


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TOWNE SERVICES, INC.

                                             By:
                                                        /s/ G. Lynn Boggs
                                                   ---------------------------
                                                   G. Lynn Boggs
                                                   Chief Executive Officer

Dated: July 13, 2001






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                                  EXHIBIT INDEX

Exhibit
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
99.1       Press release dated July 13, 2001.

99.2       Supplement to the Joint Proxy Statement/Prospectus